Goodwill and Intangible Assets Disclosure	3 Months Ended
Nov. 30, 2017
Notes
Goodwill and Intangible Assets Disclosure

Note 5 – Intangible Property

The Company has acquired intangible property in patents, patents pending and goodwill.  The patents are being amortized over their expected lives of not more than seventeen years. Those patent costs allocated to pending patents do not begin amortizing until the underlying patent is issued.  If for some reason a patent is not issued the costs associated with the acquisition and the continuation of the application are fully amortized in the year of the denial.

	November 30, 2017	August 31, 2017
Patents	$ 109,092	$ 109,092
Purchased Patents	1,467,500	1,467,500
Goodwill	5,000	5,000
Less Amortization	(491,505)	(468,961)
Intangible Assets Net	$ 1,090,087	$ 1,112,631

In three months ended November 30, 2017, and November 30, 2016, amortization was $22,544 and $22,544, respectively.